Filed in the Office of	Business Number E0136282007-6
Barbara K. Cegavske	Filing Number 20222457267
Secretary of State State Of Nevada	Filed On 6/13/2022 10:00:00 AM
	Number of Pages 8

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☒ **Certificate of Designation**
☐ **Certificate of Amendment to Designation - Before Issuance of Class or Series**
☐ **Certificate of Amendment to Designation - After Issuance of Class or Series**
☐ **Certificate of Withdrawal of Certificate of Designation**

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity: MEDICAL CARE TECHNOLOGIES INC. Entity or Nevada Business Identification Number (NVID): E0136282007-6
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: 06/03/2021 Time: 12:00am (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing: SPECIAL 2021 SERIES A PREFERRED STOCK
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing: NA
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☐ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6. Resolution: Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.* See attached.
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X Cary W Cooley Signature of Officer Date: 6/2/2022

* Attach additional page(s) if necessary
This form must be accompanied by appropriate fees.

CERTIFICATE OF DESIGNATION

of

SPECIAL 2021 SERIES A PREFERRED STOCK

of

Medical Care Technologies, Inc.

(Pursuant to NRS 78.1955)

Medical Care Technologies, Inc., a Nevada corporation (hereinafter called the "*Corporation*"), hereby certifies that the following resolution was adopted by SSM Monopoly Corporation (the "*Custodian*"), the court appointed custodian of the Corporation pursuant to the Order Granting Application for Appointment of SSM Monopoly Corporation, a New York corporation, as Custodian of Medical Care Technologies, Inc., granted in the District Court, Clark County Nevada, case no A-21-834558-C on May 28, 2021 (the "*Order*").

RESOLVED, that pursuant to the authority granted to and vested in the Custodian in accordance with the provisions of the certificate of incorporation of the Corporation, as currently in effect, and the Order, the Custodian hereby fixes the relative rights, preferences, and limitations of the Corporation's Special 2021 Series A Preferred Stock as follows:

Special 2021 Series A Preferred Stock

Section 1. *Designation and Amount.* The designation of this class of capital stock shall be "Special 2021 Series A Preferred", par value $.00001 per share (the "*2021 Series A Preferred Stock*"). The number of authorized shares of 2021 Series A Preferred Stock is one (1) share.

Section 2. *Voting Rights*. Except as otherwise required by law, the holder of the share of 2021 Series A Preferred Stock shall have the following rights:

(a) Number of Votes; Voting with Common Stock. Except as provided by Nevada statutes or Section 2(b) below), the holder of the 2021 Series A Preferred Stock shall vote together with the holders of preferred stock (including on an as converted basis), par value $0.001, and common stock, par value $0.00001 per share, of the Corporation (the "Common Stock") as a single class. The 2021 Series A Preferred Stock stockholder is entitled to 60% of all votes (including, but not limited to, common stock, and preferred stock (including on an as converted basis)) entitled to vote at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. The 2021 Series A Preferred Stock shall not be divided into fractional shares.

(b) Adverse Effects. The Corporation shall not amend, alter, or repeal the preferences, rights, powers or other terms of the 2021 Series A Preferred Stock so as to affect adversely the 2021 Series A Preferred Stock or the holder thereof without the written consent or affirmative

vote of the holder of the 2021 Series A Preferred Stock given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class.

Section 3. *Conversion into common shares.* The share of 2021 Series A Preferred Stock shall convert into common shares at a conversion rate of 1 preferred to 3,000,000,000 common shares. The holder of the 2021 Series A Preferred Stock can affect the conversion at any time. The conversion into common is a right and conversion is not required.

Section 4. *Dividends, Liquidation.* The share of 2021 Series A Preferred Stock shall not be entitled to any dividends in respect thereof, and shall not participate in any proceeds available to the Corporation's shareholders upon the liquidation, dissolution or winding up of the Corporation.

Section 5. *No Impairment.* The Corporation shall not intentionally take any action which would impair the rights and privileges of the 2021 Series A Preferred Stock set forth herein or the rights of the holder thereof. The Corporation will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions herein and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the 2021 Series A Preferred Stock against impairment.

Section 6. *Replacement Certificate.* In the event that the holder of the 2021 Series A Preferred Stock notifies the Corporation that the stock certificate evidencing the share of 2021 Series A Preferred Stock has been lost, stolen, destroyed or mutilated, the Corporation shall issue a replacement stock certificate evidencing the 2021 Series A Preferred Stock identical in tenor and date to the original stock certificate evidencing the 2021 Series A Preferred Stock, provided that the holder executes and delivers to the Corporation an affidavit of lost stock certificate and an agreement reasonably satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such 2021 Series A Preferred Stock certificate.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be duly executed by an officer thereunto duly authorized this 3rd day of June 2021.

Medical Care Technologies, Inc.
By: SSM Monopoly Corporation, its Custodian

By: [signature]
Name: Kareem Mansour
Its: President

YUSIM DANIEL
Notary Public, State of New York
Reg. No. 01YU6396218
Qualified in Kings County
Commission Expires 08/12/2023

06/14/2021

Medical Care Technologies, Inc.

RESOLUTION OF SSM MONOPOLY CORPORATION AS COURT APPOINTED CUSTODIAN

The undersigned, being the Court-appointed custodian of Medical Care Technologies, Inc., a Nevada corporation (the "Corporation"), acting in accordance with Section 78.347 of the Nevada Revised Statutes, hereby consents to the adoption of the following resolutions:

Certificate of Amendment

Dated: June 3, 2021

WHEREAS, in accordance with the Section 78.347 of the Nevada Revised Statutes, SSM Monopoly Corporation, a New York corporation, was appointed Custodian of the Corporation pursuant to an Order of District Court of Clark County, Nevada, case no. A-21-834558-C on May 5, 2021 (the "Order")(the "Custodian")(See Exhibit A);

WHEREAS, pursuant to Section 78.347 of the Nevada Revised Statutes Order, the Custodian is authorized to take any actions on behalf of the Corporation that are reasonable, prudent, or for the benefit of the Corporation.

WHEREAS, the Custodian deems it to be in the best interest of the Corporation and its stockholders to adopt the following resolutions;

Pursuant to the Nevada Statutes (the "Statutes"), the Articles of Incorporation of **Medical Care Technologies, Inc.**. (the "Corporation"), are amended as follows:

The undersigned President and Secretary of the Corporation, does hereby certify:

WHEREAS, On June 14, 2021 at 5pm, at a special meeting of the Board of Directors, the Board of Directors of the Company, unanimously consented to the following resolutions;

WHEREAS, that the following amendments to the Articles of Incorporation were duly adopted.

NOW, THEREFORE:

RESOLVED, that the appropriate article shall be amended to allow the creation of a new class of preferred shares. The new class shall be called the Special 2021 Series A Preferred Shares.

RESOLVED, that the Special 2021 Series A Preferred Shares shall have the following designation:

Section 1. *Designation and Amount.* The designation of this class of capital stock shall be "Special 2021 Series A Preferred", par value $.00001 per share (the "*2021 Series A Preferred Stock*"). The number of authorized shares of 2021 Series A Preferred Stock is one (1) share.

Section 2. *Voting Rights*. Except as otherwise required by law, the holder of the share of 2021 Series A Preferred Stock shall have the following rights:

(a) Number of Votes; Voting with Common Stock. Except as provided by Nevada statutes or Section 2(b) below), the holder of the 2021 Series A Preferred Stock shall vote together with the holders of preferred stock (including on an as converted basis), par value $0.00001, and common stock, par value $0.00001 per share, of the Corporation (the "Common Stock") as a single class. The 2021 Series A Preferred Stock stockholder is entitled to 60% of all votes (including, but not limited to, common stock, and preferred stock (including on an as converted basis)) entitled to vote at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. The 2021 Series A Preferred Stock shall not be divided into fractional shares.

(b) Adverse Effects. The Corporation shall not amend, alter, or repeal the preferences, rights, powers, or other terms of the 2021 Series A Preferred Stock so as to affect adversely the 2021 Series A Preferred Stock or the holder thereof without the written consent or affirmative vote of the holder of the 2021 Series A Preferred Stock given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class.

Section 3. *Conversion into common shares.* The share of 2021 Series A Preferred Stock shall convert into common shares at a conversion rate of 1 preferred to 3,000,000,000 common shares. The holder of the 2021 Series A Preferred Stock can affect the conversion at any time. The conversion in to common is a right and conversion is not required.

Section 4. *Dividends, Liquidation.* The share of 2021 Series A Preferred Stock shall not be entitled to any dividends in respect thereof, and shall not participate in any proceeds available to the Corporation's shareholders upon the liquidation, dissolution or winding up of the Corporation.

Section 5. *No Impairment.* The Corporation shall not intentionally take any action which would impair the rights and privileges of the 2021 Series A Preferred Stock set forth herein or the rights of the holder thereof. The Corporation will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions herein and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the 2021 Series A Preferred Stock against impairment.

Section 6. *Replacement Certificate.* In the event that the holder of the 2021 Series A Preferred Stock notifies the Corporation that the stock certificate evidencing the share of 2021

Series A Preferred Stock has been lost, stolen, destroyed or mutilated, the Corporation shall issue a replacement stock certificate evidencing the 2021 Series A Preferred Stock identical in tenor and date to the original stock certificate evidencing the 2021 Series A Preferred Stock, provided that the holder executes and delivers to the Corporation an affidavit of lost stock certificate and an agreement reasonably satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such 2021 Series A Preferred Stock certificate.

Consent

WHEREFORE, this Consent shall have the same force and effect as a majority vote cast at a meeting of the shareholders duly called, noticed, convened, and held in accordance with the law, the Articles of Incorporation, and the Bylaws of the Corporation.

Effective date: June 3, 2021

SSM Monopoly Corporation, a New York corporation
As Court-Appointed Custodian for Medical Care Technologies, Inc., a Nevada corporation

By: Kareem Mansour
Its: President

Signed before me this 14 day of June 2021

Notary Public

YUSIM DANIEL
Notary Public, State of New York
Reg. No. 01YU6396218
Qualified in Kings County
Commission Expires 08/12/2023

Exhibit A

Filed in the Office of	Business Number E0136282007-6
Barbara K. Cegavske (signature)	Filing Number 20222370259
Secretary of State	Filed On 06/06/2022 10:01:01 AM
State Of Nevada	Number of Pages 7

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☐ **Certificate of Designation**
☐ **Certificate of Amendment to Designation - Before Issuance of Class or Series**
☐ **Certificate of Amendment to Designation - After Issuance of Class or Series**
☑ **Certificate of Withdrawal of Certificate of Designation**

TYPE OR PRINT - USE DARK INK ONLY - **DO NOT HIGHLIGHT**

1. Entity information:	Name of entity: MEDICAL CARE TECHNOLOGIES INC. Entity or Nevada Business Identification Number (NVID): NV20071284209
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing:
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing:
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☐ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6.Resolution: (Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.*
7. Withdrawal:	Designation being Withdrawn: **Certificate of Designation** Date of Designation: **07/07/2014** No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X **Carey Cooley** Signature of Officer Date: 06/06/2022

This form must be accompanied by appropriate fees.

Filed in the Office of Barbara K. Cegavske
Secretary of State
State Of Nevada
Business Number E0136282007-6
Filing Number 20222370259
Filed On 06/06/2022 10:01:01 AM
Number of Pages 7

NOEJ

Jay A. Shafer, Esq.
Nevada Bar No. 9184
CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
Telephone: (702) 794-4411
Fax: (702) 794-4421
jshafer@crdslaw.com
Attorneys for Petitioner
SSM MONOPOLY CORPORATION

DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of

MEDICAL CARE TECHNOLOGIES, INC., a Nevada Corporation.

Case No. A-21-834558-C
Dept. No. 24

NOTICE OF ENTRY OF AMENDED ORDER, NUNC PRO TUNC, GRANTING CUSTODIAN SSM MONOPOLY CORPORATION'S MOTION TO DISCHARGE CUSTODIANSHIP AND ENTER FINAL ORDER

NOTICE IS HEREBY provided that on the 6th day of May, 2022 that the above-entitled Court did enter an Order in the above-entitled matter, a true and correct copy of which is attached hereto.

DATED this 6th day of May, 2022.

CORY READE DOWS & SHAFER

By: ______________________
JAY A. SHAFER, ESQ.
Nevada Bar No. 9184
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411
Fax: (702) 794-4421
JShafer@crdslaw.com

CERTIFICATE OF SERVICE

I hereby certify that on the 6th day of May 2022, I mailed a copy of the NOTICE OF ENTRY OF AMENDED ORDER, NUNC PRO TUNC, GRANTING CUSTODIAN SSM MONOPOLY CORPORATION'S MOTION TO DISCHARGE CUSTODIANSHIP AND ENTER FINAL ORDER via United States mail to the following and that postage was fully prepaid thereon:

Medical Care Technologies, Inc.
2110 E. Flamingo Road, Suite 206
Las Vegas, NV 89119

James Lau
New World Tower 1
Suite 2302 Beixiaje
18 Queen's Road Central
Hong Kong 10009
China

/s/ Kathrine von Arx
Employee of CORY READE DOWS & SHAFER

5/6/2022 2:55 PM

Electronically Filed
05/06/2022 2:55 PM
[signature]
CLERK OF THE COURT

ORDR
Jay A. Shafer, Esq.
Nevada Bar No. 9184
CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
Telephone: (702) 794-4411
Fax: (702) 794-4421
jshafer@crdslaw.com
Attorneys for Petitioner
SSM MONOPOLY CORPORATION

DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of **MEDICAL CARE TECHNOLOGIES, INC., a Nevada Corporation.**	Case No. A-21-834558-C Dept. No. 24

AMENDED ORDER, NUNC PRO TUNC, GRANTING CUSTODIAN SSM MONOPOLY CORPORATION'S MOTION TO DISCHARGE CUSTODIANSHIP AND ENTER FINAL ORDER

Petitioner SSM MONOPOLY CORPORATION's Motion and Application for Appointment as Custodian of MEDICAL CARE TECHNOLOGIES, INC. having been considered by the Court, the Court having considered the pleadings and papers on file herein, with no opposition being filed, and for good cause appearing therefore:

THE COURT HEREBY FINDS that:

1. THE COURT HEREBY FINDS that Petitioner, SSM MONOPOLY CORPORATION, has completed the duties of custodian as outlined in this Court's Order, including the appointment of interim directors and officers, reinstatement of the corporation with the Nevada Secretary of State and the completion of a duly noticed meeting of the corporation's shareholders;

CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

2. The Court having considered all papers and pleadings and determining that no hearing is necessary hereby GRANTS the Motion because SSM MONOPOLY CORPORATION has completed the restoration of Medical Care Technologies, Inc. standing as a viable corporation with the Nevada Secretary of State as well as other duties including, but not limited to, appointing interim directors and officers of the Corporation, appointing new management, addressing deficiencies in the books and records of finances and shareholdings of the company, and held Special Meeting of the Corporation's Stockholders, where a resolution to ratify the actions of Custodian SSM was approved

3. Additionally, the court hereby finds the custodial acts taken by SSM pursuant to NRS 78.347 were reasonable and necessary to continue the business of the corporation.

4. It having come to the attention of the Court that a Petition and Motion for Amended Order, Nunc Pro Tunc, Granting Motion to Discharge Custodianship and Enter Final Order was filed by SSM Monopoly Corporation,. The Court having considered all papers and pleadings and determining that no hearing is necessary hereby finds that if, through any inadvertence, an order or decree fails to state the order actually made by the court, and such inadvertence is brought to the attention of the court by petition, or on its own motion, the court may make a nunc pro tunc order correcting the mistake.

THEREFORE IT IS HEREBY ORDERED, ADJUDGED AND DECREED that

1. SSM is hereby discharged as Custodian due to completing the duties from the May 28, 2021, court order.

2. Court ratifies and approves of the Corporation's actions; inclusive of the cancellation of shares, without a need for return of physical certificates, as articulated in Board's November 12, 2021 Resolution, which include 2,000,000,000 shares owned by James S. Lau under Certificate Number MC3-3206, as well as all shares of preferred stock.

3. It further ordered that control of Medical Care Technologies, Inc. is returned to the Board of Directors.

CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

4. The actions taken by SSM MONOPOLY CORPORATION as custodian are hereby approved.

IT IS SO ORDERED.

Dated this 6th day of May, 2022

419 600 DFA7 A856
Erika Ballou
District Court Judge

Submitted by:

CORY READE DOWS & SHAFER

By: /s/ Jay Shafer
JAY A. SHAFER, ESQ.
Nevada Bar No. 9184
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411
Fax: (702) 794-4421
JShafer@crdslaw.com

CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

CSERV

DISTRICT COURT
CLARK COUNTY, NEVADA

SSM Monopoly Corporation, Plaintiff(s) vs. Medical Care Technologies, Inc., Defendant(s)	CASE NO: A-21-834558-C DEPT. NO. Department 24

AUTOMATED CERTIFICATE OF SERVICE

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order was served via the court's electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 5/6/2022

Kathrine von Arx	kvonarx@crdslaw.com
Jay Shafer	jshafer@crdslaw.com

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number E0136282007-6
Barbara K. Cegavske	Filing Number 20222367626
Secretary of State	Filed On 06/03/2022 13:03:20 PM
State Of Nevada	Number of Pages 2

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☐ Certificate of Designation

☐ Certificate of Amendment to Designation - Before Issuance of Class or Series

☐ Certificate of Amendment to Designation - After Issuance of Class or Series

☑ Certificate of Withdrawal of Certificate of Designation

TYPE OR PRINT - USE DARK INK ONLY - **DO NOT HIGHLIGHT**

1. Entity information:	Name of entity: MEDICAL CARE TECHNOLOGIES INC. Entity or Nevada Business Identification Number (NVID): NV20071284209
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing:
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing:
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☐ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6.Resolution: (Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.*
7. Withdrawal:	Designation being Withdrawn: Certificate of Designation Date of Designation: 07/07/2014 No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X Carey W. Cooley Signature of Officer Date: 06/03/2022

This form must be accompanied by appropriate fees.

Filed in the Office of	Business Number E0136282007-6
Barbara K. Cegavske	Filing Number 20222367626
Secretary of State State Of Nevada	Filed On 06/03/2022 13:03:20 PM
	Number of Pages 2

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☐ Certificate of Designation
☐ Certificate of Amendment to Designation - Before Issuance of Class or Series
☐ Certificate of Amendment to Designation - After Issuance of Class or Series
☒ Certificate of Withdrawal of Certificate of Designation

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity: MEDICAL CARE TECHNOLOGIES INC. Entity or Nevada Business Identification Number (NVID): E0136282007-6
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: 06/02/2022 Time: 12:00am (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing: NA
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing: NA
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☐ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6. Resolution: Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.*
7. Withdrawal:	Designation being Withdrawn: Series A, Series B, Series C Date of Designation: 06/02/2022 No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: * See attached Court Order.
8. Signature: (Required)	X Cary W Cooly Signature of Officer Date: 6/2/2022

* Attach additional page(s) if necessary
This form must be accompanied by appropriate fees.

Filed in the Office of	Business Number E0136282007-6
Barbara K. Cegavske	Filing Number 20211514485
Secretary of State State Of Nevada	Filed On 06/08/2021 13:12:50 PM
	Number of Pages 6

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Amendment by Custodian

NRS 78.347

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGH LIGHT

INSTRUCTIONS:

1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID)

2. Enter any criminal, administrative, civil or National Assoc. of Securities Dealers, inc., violations, investigations or convictions concerning the custodian or affiliates

3. Custodian statement affirming reasonable attempts were made to contact officers and/or directors of the corporation

4. Must be signed by Authorized Signer. Form will be returned if unsigned.

1. Entity Inofrmation:

Name of entity as on file with the Nevada Secretary of State:

MEDICAL CARE TECHNOLOGIES INC.

Entity or Nevada Business Identification Number (NVID): **NV20071284209**

2. Disclosures:

Any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations or convictions concerning the custodian and any affiliate of the custodian are disclosed as follows:

3. Custodian Statement:

Reasonable attempts were made to contact the officers or directors of the corporation to request that the corporation comply with corporate formalities and to continue its business. I am continuing the business and attempting to further the interests of the shareholders. I will reinstate or maintain the corporate charter.

4. Signature: (Required)

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X **Ambrose O. Egbuonu**
Signature of General Partner

6/8/2021 1:12:12 PM
Date

This form must be accompanied by appropriate fees.

Filed in the Office of
Barbara K. Cegavske
Secretary of State
State Of Nevada

Business Number
E0136282007-6
Filing Number
20211514485
Filed On
06/08/2021 13:12:50 PM
Number of Pages
6

ORDR
Jay A. Shafer, Esq.
Nevada Bar No. 9184
CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
Telephone: (702) 794-4411
Fax: (702) 794-4421
jshafer@crdslaw.com
Attorneys for Petitioner
SSM MONOPOLY CORPORATION

CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of

MEDICAL CARE TECHNOLOGIES, INC., a Nevada Corporation.

Case No. A-21-834558-C
Dept. No. 24

ORDER GRANTING APPLICATION FOR APPOINTMENT OF SSM MONOPOLY CORPORATION AS CUSTODIAN OF MEDICAL CARE TECHNOLOGIES, INC.

Petitioner SSM MONOPOLY CORPORATION's Motion and Application for Appointment as Custodian of MEDICAL CARE TECHNOLOGIES, INC., having been considered by the Court, the Court having considered the pleadings and papers on file herein, with no opposition being filed, and for good cause appearing therefore:

THE COURT HEREBY FINDS that:

1. MEDICAL CARE TECHNOLOGIES, INC., has failed file required reports with the Nevada Secretary of State in violation of N.R.S 78.150.
2. MEDICAL CARE TECHNOLOGIES, INC., has failed to hold an annual meeting of stockholders for the preceding ten (10) years in violation of N.R.S. 78.170

3. Petitioner, SSM MONOPOLY CORPORATION, a Nevada limited liability company, is a shareholder of MEDICAL CARE TECHNOLOGIES, INC.

4. Petitioner has given reasonable and required notice as required by the NRS 78.347 et seq.

5. Beginning on March 1, 2021, Petitioner served demand upon MEDICAL CARE TECHNOLOGIES, INC., at its last known addresses demanding the company comply with N.R.S. 78.170, N.R.S. 78.150 and N.R.S 78.090. Petitioner employed all reasonable efforts to contact MEDICAL CARE TECHNOLOGIES, INC.

6. Despite Petitioner's demand, no response was received from MEDICAL CARE TECHNOLOGIES, INC.

7. Petitioner has demonstrable experience in managing the affairs of Nevada corporations.

THEREFORE IT IS HEREBY ORDERED, ADJUDGED AND DECREED that

1. Pursuant to NRS 78.347, SSM MONOPOLY CORPORATION is hereby appointed custodian of MEDICAL CARE TECHNOLOGIES, INC.

2. SSM MONOPOLY CORPORATION is authorized to take any actions on behalf of MEDICAL CARE TECHNOLOGIES, INC., pursuant to NRS 78.347 that are reasonable, prudent or for the benefit of pursuant to, including, but not limited to, issuing new shares of stock and issuing new classes of stock, as well as entering in contracts on behalf of the corporation.

3. Pursuant to NRS 78.347(3)(a) SSM MONOPOLY CORPORATION shall comply with NRS 78.180 to reinstate MEDICAL CARE TECHNOLOGIES, INC.

4. Pursuant to NRS 78.347, SSM MONOPOLY CORPORATION shall comply with NRS 78.150 to identify and name a registered agent within the State of Nevada for MEDICAL CARE TECHNOLOGIES, INC.

5. SSM MONOPOLY CORPORATION shall provide reasonable notice to all stockholders of record of a meeting of stockholders of MEDICAL CARE

CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

TECHNOLOGIES, INC., that will be held within a reasonable time after this Order is entered.

6. SSM MONOPOLY CORPORATION, as custodian of MEDICAL CARE TECHNOLOGIES, INC., shall submit a report to this Court of the actions taken at said stockholders meeting.
7. SSM MONOPOLY CORPORATION shall report to this Court no less than every one hundred twenty (120) days concerning its custodianship of MEDICAL CARE TECHNOLOGIES, INC., while such custodianship remains active.
8. SSM MONOPOLY CORPORATION shall, pursuant to NRS 78.347(4), file an amendment to the Articles of Incorporation of MEDICAL CARE TECHNOLOGIES, INC., which the Secretary of State containing the following disclosures and statements:
   a. Disclosures of any previous criminal, administrative, civil or Financial Industry Regulatory Authority, or Securities and Exchange Commission investigations, violations, or conviction concerning SSM MONOPOLY CORPORATION, or its affiliates or subsidiaries;
   b. A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the last known officers or directors of MEDICAL CARE TECHNOLOGIES, INC., to request that the corporation comply with corporate formalities and to continue its business;
   c. A statement that SSM MONOPOLY CORPORATION, is, in fact, is pursuing its business and attempted to further the interest of its stockholders;
   d. A statement indicating that SSM MONOPOLY CORPORATION will reinstate and maintain the corporate charter of MEDICAL CARE TECHNOLOGIES, INC., and
   e. Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

9. In order to implement and effectuate the requirements of this Order, SSM MONOPOLY CORPORATION is authorized to negotiate with potential creditors, note holders, and other claimants.

10. In order to implement and effectuate the requirements of this Order, SSM MONOPOLY CORPORATION is authorized to identify at reasonable commercial terms and, if necessary, cause MEDICAL CARE TECHNOLOGIES, INC., to sell the corporation's debt securities to finance its operations, the repayment of which shall be in shares of the corporation's common stock at par value per share.

11. The Transfer Agent for MEDICAL CARE TECHNOLOGIES, INC., is hereby ordered to provide the custodian all shareholder records, so that a shareholder meeting may be held.

IT IS SO ORDERED.

Dated this 28 day of May, 2021.

Dated this 28th day of May, 2021

DISTRICT COURT JUDGE

D98 D9D CF91 0A4D
Erika Ballou
District Court Judge

Submitted by:

CORY READE DOWS & SHAFER

By:__________

JAY A. SHAFER, ESQ.
Nevada Bar No. 9184
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411
Fax: (702) 794-4421
JShafer@crdslaw.com

CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

CSERV

DISTRICT COURT
CLARK COUNTY, NEVADA

SSM Monopoly Corporation, Plaintiff(s) vs. Medical Care Technologies, Inc., Defendant(s)	CASE NO: A-21-834558-C DEPT. NO. Department 24

AUTOMATED CERTIFICATE OF SERVICE

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order was served via the court's electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 5/28/2021

Jay Shafer	JShafer@premierlegalgroup.com
Heather Bock	hbock@crdslaw.com

150101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Designation
(PURSUANT TO NRS 78.1955)

Filed in the Office of	Business Number E0136282007-6
[signature]	Filing Number 20140497442-67
Secretary of State	Filed On 07/07/2014
State Of Nevada	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

MEDICAL CARE TECHNOLOGIES INC.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

The total number of shares this corporation is authorized to issue is 8,000,000,000 (eight billion), allocated as follows among these classes and series of stock:

Common Stock Class, par value $0.00001 per share – 7,979,999,990 shares authorized
Preferred Stock Class, Series A, par value $0.00001 per share – 10 shares authorized
Preferred Stock Class, Series B, par value $0.00001 per share – 10,000,000 shares authorized
Preferred Stock Class, Series C, par value $0.00001 per share – 10,000,000 shares authorized

3. Effective date of filing: (optional) JULY 7, 2014

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X [signature]

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Reset

000201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0136282007-6
	Filing Number 20130451798-70
Secretary of State	Filed On 07/09/2013
State Of Nevada	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Medical Care Technologies, Inc

2. The articles have been amended as follows: (provide article numbers, if available)

Pursuant to the authority grated to the directors and majority stockholders to take action by unanimous consent of the board and the majority consent of the stockholders pursuant to the articles of organization of Medical Care Technologies, Inc, a Nevada corporation do hereby consent to, adopt, ratify, confirm and approve, as of July 22, 2013 a reverse stock split of the common stock of Medical Care Technologies, Inc at a ratio of 2,000:1

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 51%

4. Effective date and time of filing: (optional) Date: July 2, 2013 Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 8-31-11

Reset

095301

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0136282007-6
	Filing Number 20130441638-32
Secretary of State State Of Nevada	Filed On 07/03/2013
	Number of Pages 1

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Medical Care Technologies, Inc

2. The articles have been amended as follows: (provide article numbers, if available)

Pursuant to the authority grated to the directors and majority stockholders to take action by unanimous consent of the board and the majority consent of the stockholders pursuant to the articles of organization of Medical Care Technologies, Inc, a Nevada corporation do hereby consent to, adopt, ratify, confirm and approve, as of July 22, 2013 a reverse stock split of the common stock of Medical Care Technologies, Inc at a ratio of 1,500:1

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 51%

4. Effective date and time of filing: (optional) Date: July 2, 2013 Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

*090201**

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0136282007-6
	Filing Number 20120238697-10
Secretary of State	Filed On 04/04/2012
State Of Nevada	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

MEDICAL CARE TECHNOLOGIES INC.

2. The articles have been amended as follows: (provide article numbers, if available)

The following amendment to the Articles of Incorporation were adopted at a Special Meeting of Shareholders held on March 29, 2012, at which quorum was present, and the amendment to increase the authorized share capital of common shares from Five Hundred Million (500,000,000) to Eight Billion (8,000,000,000), received at least 51% of the votes, which shareholders present or represented by proxy were entitled to cast.

Article 3 of the Articles of Incorporation is hereby amended as follows:
Number of Authorized Shares; Par Value $0.00001. The number of authorized shares which the Corporation shall have the authority to issue is Eight Billion (8,000,000,000) Common Shares.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 156,174,569

4. Effective date and time of filing: (optional) Date: March 30, 2012 Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0136282007-6
	Filing Number 20100766322-49
Secretary of State	Filed On 10/11/2010
State Of Nevada	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

MEDICAL CARE TECHNOLOGIES INC.

2. The articles have been amended as follows: (provide article numbers, if available)

1) Section 1. Capital Stock of the Articles of Incorporation be amended whereby the authorized share capital of common stock be increased from 150,000,000 to 500,000,000 with par value $0.00001.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 98%

4. Effective date of filing: (optional) 9/17/10

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0136282007-6
	Filing Number 20090155197-39
Secretary of State	Filed On 02/19/2009
State Of Nevada	Number of Pages 4

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

AM OIL RESOURCES & TECHNOLOGY INC.

2. The articles have been amended as follows: (provide article numbers, if available)

3. SHARES

NUMBER OF SHARES WITH PAR VALUE: 250,000,000

PAR VALUE PER SHARE: $0.00001

NUMBER OF SHARES WITHOUT PAR VALUE: NONE

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 57,500,000 - 58.14%

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer Anthony Miller, President

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

AM OIL RESOURCES & TECHNOLOGY INC.
ADDITIONAL ARTICLES

Section 1. Capital Stock

The aggregate number of shares that the Corporation will have authority to issue is Two Hundred Fifty Million (250,000,000) of which One Hundred Fifty Million (150,000,000) shares will be common stock, with a par value of $0.00001 per share, and One Hundred Million (100,000,000) shares will be preferred stock, with a par value of $0.00001 per share.

The Preferred Stock may be divided into and issued in series. The Board of Directors of the Corporation is authorized to divide the authorized shares of Preferred Stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors of the Corporation is authorized, within any limitations prescribed by law and this Article, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock including but not limited to the following:

(a) The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

(b) Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

(c) The amount payable upon shares in the event of voluntary or involuntary liquidation;

(d) Sinking fund or other provisions, if any, for the redemption or purchase of shares;

(e) The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

(f) Voting powers, if any, provided that if any of the Preferred Stock or series thereof shall have voting rights, such Preferred Stock or series shall vote only on a share for share basis with the Common Stock on any matter, including but not limited to the election of directors, for which such Preferred Stock or series has such rights; and,

(g) Subject to the foregoing, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares or such series as the Board of Directors of the Corporation may, at the time so acting, lawfully fix and determine under the laws of the State of Nevada.

The Corporation shall not declare, pay or set apart for payment any dividend or other distribution (unless payable solely in shares of Common Stock or other class of stock junior to the Preferred Stock as to dividends or upon liquidation) in respect of Common Stock, or other class of stock junior the Preferred Stock, nor shall it redeem, purchase or otherwise acquire for consideration shares of any of the foregoing, unless dividends, if any, payable to holders of Preferred Stock for the current period (and in the case of cumulative dividends, if any, payable to holder of Preferred Stock for the current period and in the case of cumulative dividends, if any, for all past periods) have been paid, are being paid or have been set aside for payments, in accordance with the terms of the Preferred Stock, as fixed by the Board of Directors.

In the event of the liquidation of the Corporation, holders of Preferred Stock shall be entitled to received, before any payment or distribution on the Common Stock or any other class of stock junior to the Preferred Stock upon liquidation, a distribution per share in the amount of the liquidation preference, if any, fixed or determined in accordance with the terms of such Preferred Stock plus, if so provided in such terms, an amount per share equal to accumulated and unpaid dividends in respect of such Preferred Stock (whether or not earned or declared) to the date of such distribution. Neither the sale, lease or exchange of all or substantially all of the property and assets of the Corporation, nor any consolidation or merger of the Corporation, shall be deemed to be a liquidation for the purposes of this Article.

Section 2. Acquisition of Controlling Interest.

The Corporation elects not to be governed by NRS 78.378 to 78.3793, inclusive.

Section 3. Combinations with Interest Stockholders.

The Corporation elects not to be governed by NRS 78.411 to 78.444, inclusive.

Section 4. Liability.

To the fullest extent permitted by NRS 78, a director or officer of the Corporation will not be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, provided that this article will not eliminate or limit the liability of a director or officer for:

(a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

(b) the payment of distributions in violation of NRS 78.300, as amended.

Any amendment or repeal of this Section 4 will not adversely affect any right or protection of a director of the Corporation existing immediately prior to such amendment or repeal.

Section 5. Indemnification

(a) Right to Indemnification. The Corporation will indemnify to the fullest extent permitted by law any person (the "Indemnitee") made or threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he or she is or was a director of the Corporation or is or was serving as a director, officer, employee or agent of another entity at the request of the Corporation or any predecessor of the Corporation against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees and disbursements) that he or she incurs in connection with such action or proceeding.

(b) Inurement. The right to indemnification will inure whether or not the claim asserted is based on matters that predate the adoption of this Section 5, will continue as to an Indemnitee who has ceased to hold the position by virtue of which he or she was entitled to indemnification, and will inure to the benefit of his or her heirs and personal representatives.

(c) Non-exclusivity of Rights. The right to indemnification and to the advancement of expenses conferred by this Section 5 are not exclusive of any other rights that an Indemnitee may have or acquire under any statue, bylaw, agreement, vote of stockholders or disinterested directors, the Certificate of Incorporation or otherwise.

(d) Other Sources. The Corporation's obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at the request as a director, officer employee or agent of another corporation, partnership, joint venture, trust, enterprise or other entity will be reduced by any amount such Indemnitee may collect as indemnification or advancement or expenses from such other entity.

(e) Advancement of Expenses. The Corporation will, from time to time, reimburse or advance to any Indemnitee the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with defending any proceeding from which he or she is indemnified by the Corporation, in advance of the final disposition of such proceeding; provided that the Corporation has received the undertaking of such director or officer to repay any such amount so advanced if it is ultimately determined by a final and unappealable judicial decision that the director or officer is not entitled to be indemnified for such expenses.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0136282007-6
	Filing Number 20080787612-41
Secretary of State	Filed On 12/03/2008
State Of Nevada	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

AVENTERRA EXPLORATIONS, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

1. Name of Corporation: AM OIL RESOURCES & TECHNOLOGY INC.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 57,000,000 - 58.14%

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer Anthony Miller, President

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 7-1-08

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the Office of	Business Number **E0136282007-6**
	Filing Number **20070135931-71**
Secretary of State State Of Nevada	Filed On **02/27/2007**
	Number of Pages **5**

Articles of Incorporation

(PURSUANT TO NRS 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

1. ***Name of Corporation:***	AVENTERRA EXPLORATIONS, INC.
2. ***Resident Agent Name and Street Address:*** *(must be a Nevada address where process may be served)*	The Corporation Trust Company of Nevada Name 6100 Neil Road, Suite 500 / Reno / Nevada / 89511 (MANDATORY) Physical Street Address / City / Zip Code None (OPTIONAL) Mailing Address / City / State / Zip Code
3. ***Shares:*** *(number of shares corporation is authorized to issue)*	Number of shares with par value: 200,000,000 / Par value per share: $ 0.00001 / Number of shares without par value: None
4. ***Names & Addresses of the Board of Directors/Trustees:*** *(each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than 3 directors/trustees)*	1. Patricia Traczykowski Name 22 Notting Hill Gate, Suite 127 / London / EN / W11 3JE Street Address / City / State / Zip Code 2. Matthew Worrall Name 31 Queen Victoria Road Totley / Sheffield / UK / S17 4HT Street Address / City / State / Zip Code 3. Name Street Address / City / State / Zip Code
5. ***Purpose:*** *(optional - see instructions)*	The purpose of this Corporation shall be: To engage in and carry on any lawful business activity.
6. ***Name, Address and Signature of Incorporator:*** *(attach additional page if more than 1 incorporator)*	Conrad C. Lysiak / X [signature] Name / Signature 601 West First Avenue, Suite 903 / Spokane / WA / 99201 Address / City / State / Zip Code
7. ***Certificate of Acceptance of Appointment of Resident Agent:***	I hereby accept appointment as Resident Agent for the above named corporation. X Authorized Signature of R. A. or On Behalf of R. A. Company / Date

This form must be accompanied by appropriate fees.